UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 29, 2007
Biogen Idec Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-19311 (Commission File Number)	33-0112644 (IRS Employer Identification No.)

14 Cambridge Center, Cambridge, Massachusetts (Address of Principal Executive Offices)	02142 (Zip Code)
(617) 679-2000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
       On June 29, 2007, Biogen Idec Inc. announced the resignation of Executive Vice President, Finance and Chief Financial Officer Peter Kellogg. A copy of the press release is attached hereto as Exhibit 99.1 and its contents are incorporated herein by reference.
ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
(d)   Exhibits

Exhibit No.	Description

99.1	Press release dated June 29, 2007
SIGNATURES
       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOGEN IDEC INC.
/s/ Susan H. Alexander
Susan H. Alexander
Executive Vice President, General Counsel, Secretary

Date: June 29, 2007